FOR RELEASE ON: February 2, 2022

CONTACT:    Robert Barry, VP - Investor Relations
        608-361-7530
        robert.barry@regalrexnord.com

REGAL REXNORD CORPORATION REPORTS STRONG FOURTH QUARTER 2021 FINANCIAL RESULTS

BELOIT, WI - Regal Rexnord Corporation (NYSE: RRX)

Fourth Quarter Highlights

•Sales Up 56% Versus PY And Up 11% On An Organic Basis
•Daily Orders Up 32% In 4Q And Up Approximately 24% In January Versus PY
•Gross Margin Up Versus PY Despite Sizable Inflationary & Supply Chain Pressures; Price/Cost Remained Positive
•Adjusted EBITDA Margin* Up 140 Basis Points To 18.7%
•Adjusted Diluted EPS* Of $2.14 - Slightly Above Guidance Mid-Point And Up 6% Versus PY; GAAP Diluted EPS Of ($0.07) Versus $1.23 In PY
•Net Cash Provided By Operating Activities Of $99.6M And Free Cash Flow* Of $82.6M
•Integration Activities For Regal Rexnord MCS (Rexnord PMC And Arrowhead Systems) On Track
•Raising 2022 Adjusted Diluted EPS Guidance Range To $10.00 To $10.60 From Prior Range Of $9.95 To $10.35 And GAAP EPS To $6.95 To $7.55 From $7.31 To $7.71

Full Year 2021 Highlights
•Sales Up 31% Versus PY And Up 17% On An Organic Basis
•Adjusted EBITDA Margin Up 190 Basis Points To 18.4%
•Net Cash Provided By Operating Activities Of $357.7M And Free Cash Flow Of $303.2M For Conversion Of 118%
•Adjusted Diluted EPS Of $9.43 Up 38% Versus PY; GAAP Diluted EPS Of $4.40 Versus $4.64 In PY

CEO Louis Pinkham commented, “Our strong 4Q performance capped off a tremendous 2021, when we made immense progress transforming our business into a faster-growing, more profitable, more cash generative and higher-return global enterprise. I am so proud of our Regal Rexnord team for their disciplined execution – during fourth quarter and throughout the year. The team tackled unprecedented inflationary pressures and supply chain challenges, while integrating two transformational acquisitions, to deliver high quality products and solutions for our customers and strong financial performance for our shareholders – all while adhering to our Regal Rexnord values.”

“The team’s steady execution is apparent in our 4Q results, which despite a challenging operating environment, include 11% organic top line growth, improved gross margin, and EPS slightly above our guidance mid-point. Strict adherence to 80/20 principles, leveraging our flexible global manufacturing footprint, and over-managing our toughest challenges are some of the ways that our team was able to deliver such strong performance – performance I am pleased to add included price/cost remaining positive for the enterprise, plus further evidence of share gains across our business.”

Mr. Pinkham went on to comment, “In addition to our strong operating results, our integration teams are making excellent progress pursuing the synergies from our merger with Rexnord PMC and our acquisition of Arrowhead Systems – both of which closed during the fourth quarter. Owing in part to our detailed advanced planning activities, our integration efforts and actions to realize deal synergies are all on track. In particular, I am excited about the early progress we are making on sales synergies, including line of sight to new opportunities to sell integrated powertrain solutions that include our motors plus the critical power transmission components that connect the motor
*Non-GAAP Financial Measurement, See Appendix for Reconciliation

to whatever it’s powering. I remain confident these differentiated solution sales can be a meaningful contributor to our plans to further outgrow the market.

“As I think about 2022, I am incredibly optimistic. While the inflationary and supply chain challenges we’re facing are unlikely to abate anytime soon, I believe that our team’s disciplined management, sizable tailwinds from acquisition synergies, ongoing restructuring, 80/20 and LEAN efforts, a sizable backlog, growing momentum behind our market outgrowth initiatives, and a healthy balance sheet, all mean there are great things in store for our Regal Rexnord customers, associates and shareholders.”

Guidance Update
The Company is raising its guidance for 2022 revenue from approximately $5.1 Billion to approximately $5.2 Billion, and now reflects revenue growth at a mid-single digit to a high single digit rate.

The Company is raising its 2022 annual guidance for adjusted earnings per share to a range of $10.00 to $10.60 from a range of $9.95 to $10.35, and raising its GAAP earnings per share to a range of $6.95 to $7.55 from a range of $7.31 to $7.71.

Segment Performance
Fourth quarter 2021 segment results versus the prior year:

•Motion Control Solutions segment net sales were $547.0 million, an increase of 188.2%, or 4.9% on an organic basis. Primary drivers included the merger with Rexnord PMC and, on an organic basis, strength in the food & beverage, general industrial, agriculture, aerospace, marine and warehouse end markets, partially offset by lapping prior year large project activity in the wind market. Adjusted EBITDA margin* was 24.5% of adjusted net sales*.

•Climate Solutions net sales were $265.8 million, an increase of 18.4% on a reported and on an organic basis. Primary drivers included strong demand in North America residential HVAC markets, North America general industrial markets, and in EMEA, in addition to market share gains across the segment. Notably, orders in the North America residential HVAC business were up 24% in the fourth quarter on a daily basis, driven by healthy underlying end market demand and market share gains. Adjusted EBITDA margin was 19.8% of adjusted net sales.

•Commercial Systems net sales were $257.1 million, an increase of 13.6%, or 13.0% on an organic basis. Primary drivers included improving demand in large commercial HVAC, plus underlying strength and market share gains in North America general industrial markets. Adjusted EBITDA margin was 11.1% of adjusted net sales. Impacts from supply chain disruptions and inflation, in particular related to seaborne freight, disproportionately impacted the Commercial segment in the quarter.

•Industrial Systems net sales were $146.7 million, an increase of 4.9%, or 4.5% on an organic basis. Primary drivers included improving momentum in the North America non-residential construction and general industrial end markets and strength in China, partially offset by lapping prior year large project activity in the data center market. Adjusted EBITDA margin was 8.6% of adjusted net sales.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Thursday, February 3, 2022. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investors website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1.888.317.6003 (U.S. callers) or +1.412.317.6061 (international callers) and enter 1590169# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 2672314#. Both replays will be accessible for three months after the earnings call.

About Regal Rexnord

Regal Rexnord Corporation is a global leader in the engineering and manufacturing of industrial powertrain solutions, power transmission components, electric motors and electronic controls, air moving products and specialty electrical components and systems, serving customers around the world. Through longstanding technology leadership and an intentional focus on producing more energy-efficient products and systems, Regal Rexnord helps create a better tomorrow – for its customers and for the planet.

Regal Rexnord is comprised of four segments: Motion Control Solutions, Climate Solutions, Commercial Systems and Industrial Systems. Regal Rexnord is headquartered in Beloit, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, visit RegalRexnord.com.

Forward Looking Statements

This press release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the merger with the Rexnord PMC business or the acquisition of Arrowhead Systems (the “Transactions”), the benefits and synergies of the Transactions, future opportunities for Regal Rexnord, and any other statements regarding Regal Rexnord’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this communication include: dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected synergies and operating efficiencies in connection with the Transactions within the expected time-frames or at all and to successfully integrate the Rexnord PMC business and Arrowhead; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the acquisition of the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the acquisition of the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with global manufacturing, including risks associated with public health crises; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; Regal Rexnord’s overall debt levels and its ability to repay principal and interest on its outstanding debt, and the impact of changes in the method of determining the London Interbank Offered Rate (“LIBOR”), or the replacement of LIBOR with an alternative reference rate; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating or aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies;; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal Rexnord’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Regal Rexnord’s Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Regal Rexnord’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2021 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this communication, and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this communication or with respect to the announcements described herein to reflect subsequent events or circumstances.

Non-GAAP Measures
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted bank EBITDA, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted net sales, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management.

In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” to refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Year Ended
	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
Net Sales	$1,216.6	$780.5	$3,810.3	$2,907.0
Cost of Sales	882.4	567.0	2,724.6	2,098.3
Gross Profit	334.2	213.5	1,085.7	808.7
Operating Expenses	281.8	127.8	714.7	512.8
Goodwill Impairment	33.0	10.5	33.0	10.5
Asset Impairments	0.5	1.0	5.6	5.3
Total Operating Expenses	315.3	139.3	753.3	528.6
Income from Operations	18.9	74.2	332.4	280.1
Other Income, Net	(1.6)	(1.1)	(5.2)	(4.4)
Interest Expense	14.3	8.6	60.4	39.8
Interest Income	1.9	2.1	7.4	5.9
Income before Taxes	8.1	68.8	284.6	250.6
Provision for Income Taxes	11.3	17.3	68.5	56.8
Net (Loss) Income	(3.2)	51.5	216.1	193.8
Less: Net Income Attributable to Noncontrolling Interests	1.6	1.1	6.2	4.5
Net (Loss) Income Attributable to Regal Rexnord Corporation	$(4.8)	$50.4	$209.9	$189.3
(Loss) Earnings Per Share Attributable to Regal Rexnord Corporation:
Basic	$(0.07)	$1.24	$4.44	$4.66
Assuming Dilution	$(0.07)	$1.23	$4.40	$4.64
Cash Dividends Declared Per Share**	$7.32	$0.30	$8.28	$1.20
Weighted Average Number of Shares Outstanding:
Basic	67.1	40.6	47.3	40.6
Assuming Dilution	67.7	40.9	47.7	40.8

** Includes Special Dividend of $6.99 declared and paid in conjunction with the Rexnord PMC transaction in the fourth quarter of fiscal 2021

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Jan 1, 2022	Jan 2, 2021
ASSETS
Current Assets:
Cash and Cash Equivalents	$672.8	$611.3
Trade Receivables, less Allowances of $18.7 million in 2021 and $18.3 million in 2020	785.8	432.0
Inventories	1,106.6	690.3
Prepaid Expenses and Other Current Assets	157.6	117.7
Total Current Assets	2,722.8	1,851.3

Net Property, Plant, Equipment and Noncurrent Assets	7,558.8	2,737.7
Total Assets	$10,281.6	$4,589.0

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$643.8	$360.1
Other Accrued Expenses	446.6	230.9
Current Maturities of Debt	4.9	231.0
Total Current Liabilities	1,095.3	822.0

Long-Term Debt	1,913.6	840.4
Other Noncurrent Liabilities	922.6	349.6
Equity:
Total Regal Rexnord Corporation Shareholders' Equity	6,311.9	2,544.4
Noncontrolling Interests	38.2	32.6
Total Equity	6,350.1	2,577.0
Total Liabilities and Equity	$10,281.6	$4,589.0

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Loss) Income	$(3.2)	$51.5	$216.1	$193.8
Adjustments to Reconcile Net Income and Changes in Assets and Liabilities (Net of Acquisitions and Divestitures) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	77.8	32.6	170.6	131.4
Goodwill Impairment	33.0	10.5	33.0	10.5
Loss on Disposal of Assets	1.3	0.3	0.2	3.0
Loss on Businesses Divested and Assets to be Exited	0.5	1.0	5.6	5.2
Share-Based Compensation Expense	13.4	1.0	24.9	9.2
Early Debt Extinguishment Charge	—	—	12.7	—
Change in Operating Assets and Liabilities	(23.2)	28.6	(105.4)	82.3
Net Cash Provided by Operating Activities	99.6	125.5	357.7	435.4
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(17.0)	(17.8)	(54.5)	(47.5)
Proceeds Received from Sales of Property, Plant and Equipment	0.2	2.6	4.3	10.2
Business Acquisitions, Net of Cash Acquired	(121.4)	—	(125.5)	—
Proceeds Received from Disposal of Businesses	—	—	—	0.3
Net Cash Used in Investing Activities	(138.2)	(15.2)	(175.7)	(37.0)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Borrowings Under Revolving Credit Facility	708.9	—	736.7	(17.7)
Net Proceeds of Short-Term Borrowings	1.4	0.3	1.5	0.3
Proceeds from Long-Term Debt	—	—	—	0.1
Repayments of Long-Term Debt	(0.8)	(0.2)	(451.1)	(50.4)
Dividends Paid to Shareholders	(297.8)	(12.2)	(335.6)	(48.7)
Proceeds from the Exercise of Stock Options	2.5	—	2.6	0.2
Early Debt Extinguishment Payments	—	—	(12.7)	—
Repurchase of Common Stock	(25.8)	—	(25.8)	(25.0)
Distributions to Noncontrolling Interest	—	—	(4.5)	(2.8)
Shares Surrendered for Taxes	(2.4)	(0.3)	(8.9)	(3.6)
Financing Fees Paid	(2.8)	—	(19.8)	—
Net Cash Provided by (Used in) Financing Activities	383.2	(12.4)	(117.6)	(147.6)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(0.4)	25.9	(2.9)	29.1
Net Increase in Cash and Cash Equivalents	344.2	123.8	61.5	279.9
Cash and Cash Equivalents at Beginning of Period	328.6	487.5	611.3	331.4
Cash and Cash Equivalents at End of Period	$672.8	$611.3	$672.8	$611.3

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Motion Control Solutions		Total Regal Rexnord
	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
Net Sales	$257.1	$226.4	$146.7	$139.8	$265.8	$224.5	$547.0	$189.8	$1,216.6	$780.5
Adjusted Net Sales*	$257.1	$226.4	$146.7	$139.8	$265.8	$224.5	$547.0	$189.8	$1,216.6	$780.5

GAAP Operating Margin	6.3%	9.8%	(18.6)%	(10.7)%	17.8%	18.4%	(3.1)%	13.5%	1.6%	9.5%
Adjusted Operating Margin*	7.7%	10.5%	4.2%	1.9%	17.8%	18.7%	12.2%	17.0%	11.5%	12.9%
Adjusted EBITDA Margin %	11.1%	14.3%	8.6%	6.6%	19.8%	21.1%	24.5%	24.4%	18.7%	17.3%

Components of Net Sales:
Organic Sales Growth*	13.0%	10.1%	4.5%	0.1%	18.4%	9.4%	4.9%	(1.9)%	11.1%	4.9%
Acquisitions	—%	—%	—%	—%	—%	—%	183.6%	—%	44.7%	—%
Businesses Divested/to be Exited	—%	—%	—%	—%	—%	(0.1)%	—%	—%	—%	—%
Foreign Currency Impact	0.6%	1.9%	0.4%	1.2%	—%	(0.5)%	(0.3)%	0.9%	0.1%	0.8%

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Year Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Motion Control Solutions		Total Regal Rexnord
	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
Net Sales	$1,032.1	$820.2	$576.3	$528.8	$1,030.6	$846.8	$1,171.3	$711.2	$3,810.3	$2,907.0
Adjusted Net Sales*	$1,032.1	$820.2	$576.3	$528.8	$1,030.6	$846.8	$1,171.3	$711.2	$3,810.3	$2,907.0

GAAP Operating Margin	9.6%	7.9%	(2.4)%	(0.9)%	18.3%	15.4%	4.9%	12.6%	8.7%	9.6%
Adjusted Operating Margin*	10.6%	9.1%	3.2%	3.6%	18.5%	16.1%	15.8%	14.9%	13.2%	11.6%
Adjusted EBITDA Margin %	14.1%	13.5%	7.8%	8.7%	20.7%	18.8%	25.3%	23.1%	18.4%	16.5%

Components of Net Sales:
Organic Sales Growth	23.3%	(6.9)%	5.4%	(7.1)%	21.3%	(9.9)%	14.6%	(9.1)%	17.4%	(8.4)%
Acquisitions	—%	—%	—%	—%	—%	—%	49.0%	—%	12.0%	—%
Businesses Divested/to be Exited	—%	(2.6)%	—%	—%	—%	(2.1)%	—%	(0.6)%	—%	(1.4)%
Foreign Currency Impact	2.5%	0.1%	3.6%	(1.0)%	0.4%	(0.6)%	1.1%	(0.1)%	1.7%	(0.4)%

ADJUSTED DILUTED EARNINGS PER SHARE	Three Months Ended		Year Ended
	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
GAAP Diluted (Loss) Earnings Per Share	$(0.07)	$1.23	$4.40	$4.64
Restructuring and Related Costs	0.13	0.26	0.35	0.69
Transaction and Related Costs	0.73	0.01	2.03	0.01
Goodwill Impairment	0.49	0.26	0.69	0.26
Inventory Step Up	0.27	—	0.38	—
Intangible Amortization	0.50	0.21	1.23	0.88
Stock Based Compensation	0.10	0.02	0.33	0.17
(Gain) Loss on Sale of Assets	—	—	(0.04)	0.01
Net Loss on Assets Divested/to be Exited	0.01	0.02	0.09	0.11
Executive Transition Costs	—	—	—	0.05
Tax Adjustments	(0.02)	—	(0.03)	—
Adjusted Diluted Earnings Per Share	$2.14	$2.01	$9.43	$6.82

2022 ADJUSTED ANNUAL GUIDANCE	Minimum	Maximum
2022 Diluted EPS Annual Guidance	$6.95	$7.55
Restructuring and Related Costs	0.50	0.50
Intangible Amortization	2.10	2.10
Stock-Based Compensation	0.39	0.39
Transaction and Related Costs	0.02	0.02
Inventory Step Up	0.04	0.04
2022 Adjusted Diluted EPS Annual Guidance	$10.00	$10.60

	Three Months Ended
ADJUSTED EBITDA	Commercial Systems		Industrial Systems		Climate Solutions		Motion Control Solutions		Total Regal Rexnord
(Dollars in Millions)	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
GAAP Income (Loss) from Operations	$16.2	$22.2	$(27.3)	$(14.9)	$47.2	$41.3	$(17.2)	$25.6	$18.9	$74.2
Restructuring and Related Costs	3.7	1.5	0.4	7.0	0.1	0.6	7.7	4.9	11.9	14.0
Transaction and Related Costs	—	—	—	—	—	—	51.2	0.7	51.2	0.7
Goodwill Impairment	—	—	33.0	10.5	—	—	—	—	33.0	10.5
Inventory Step Up	—	—	—	—	—	—	24.3	—	24.3	—
Net Loss on Assets Divested/to be Exited	—	—	—	—	—	—	0.5	1.0	0.5	1.0
Adjusted Income from Operations	$19.9	$23.7	$6.1	$2.6	$47.3	$41.9	$66.5	$32.2	$139.8	$100.4

Depreciation	$5.4	$6.4	$5.5	$5.6	$3.6	$3.9	$18.7	$5.7	$33.2	$21.6
Amortization	1.7	1.7	0.3	0.4	0.4	1.0	42.2	7.9	44.6	11.0
Other Income (Expense), Net	0.6	0.3	0.3	0.2	0.3	0.3	0.4	0.3	1.6	1.1
Adjusted Bank EBITDA	$27.6	$32.1	$12.2	$8.8	$51.6	$47.1	$127.8	$46.1	$219.2	$134.1

Stock Based Compensation	$1.0	$0.2	$0.4	$0.4	$1.1	$0.2	$6.2	$0.2	$8.7	$1.0
Adjusted EBITDA	$28.6	$32.3	$12.6	$9.2	$52.7	$47.3	$134.0	$46.3	$227.9	$135.1

GAAP Operating Margin %	6.3%	9.8%	(18.6)%	(10.7)%	17.8%	18.4%	(3.1)%	13.5%	1.6%	9.5%
Adjusted Operating Margin %	7.7%	10.5%	4.2%	1.9%	17.8%	18.7%	12.2%	17.0%	11.5%	12.9%
Adjusted EBITDA Margin %	11.1%	14.3%	8.6%	6.6%	19.8%	21.1%	24.5%	24.4%	18.7%	17.3%

	Year Ended
ADJUSTED EBITDA	Commercial Systems		Industrial Systems		Climate Solutions		Motion Control Solutions		Total Regal Rexnord
(Dollars in Millions)	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
GAAP Income (Loss) from Operations	$99.5	$65.1	$(14.1)	$(4.5)	$189.1	$130.0	$57.9	$89.5	$332.4	$280.1
Restructuring and Related Costs	8.3	6.4	2.0	12.3	0.8	3.7	10.9	14.4	22.0	36.8
Transaction and Related Costs	—	—	—	—	—	—	89.1	0.7	89.1	0.7
Goodwill Impairment	—	—	33.0	10.5	—	—	—	—	33.0	10.5
Inventory Step Up	—	—	—	—	—	—	24.3	—	24.3	—
Net Loss on Assets Divested/to be Exited	1.8	2.7	—	0.2	0.5	1.7	3.3	1.0	5.6	5.6
Loss (Gain) on Sale of Assets	0.2	0.2	(2.2)	0.3	—	0.2	(0.5)	(0.1)	(2.5)	0.6
Executive Transition Costs	—	0.5	—	0.4	—	0.5	—	0.4	—	1.8
Adjusted Income from Operations	$109.8	$74.9	$18.7	$19.2	$190.4	$136.1	$185.0	$105.9	$503.9	$336.1

Depreciation	$23.0	$23.8	$22.1	$21.5	$13.2	$15.1	$34.9	$23.7	$93.2	$84.1
Amortization	6.9	8.8	1.1	2.4	3.3	4.5	66.1	31.6	77.4	47.3
Other Income (Expense), Net	1.5	1.2	0.9	0.8	1.5	1.2	1.3	1.2	5.2	4.4
Adjusted Bank EBITDA	$141.2	$108.7	$42.8	$43.9	$208.4	$156.9	$287.3	$162.4	$679.7	$471.9

Stock Based Compensation	$3.9	$2.4	$2.3	$2.0	$4.8	$2.6	$9.2	$2.2	$20.2	$9.2
Adjusted EBITDA	$145.1	$111.1	$45.1	$45.9	$213.2	$159.5	$296.5	$164.6	$699.9	$481.1

GAAP Operating Margin %	9.6%	7.9%	(2.4)%	(0.9)%	18.3%	15.4%	4.9%	12.6%	8.7%	9.6%
Adjusted Operating Margin %	10.6%	9.1%	3.2%	3.6%	18.5%	16.1%	15.8%	14.9%	13.2%	11.6%
Adjusted EBITDA Margin %	14.1%	13.5%	7.8%	8.7%	20.7%	18.8%	25.3%	23.1%	18.4%	16.5%

DEBT TO EBITDA	Last Twelve Months
	Jan 1, 2022	Jan 2, 2021
Net Income	$216.1	$193.8
Interest Expense	60.4	39.8
Interest Income	(7.4)	(5.9)
Taxes	68.5	56.8
Depreciation and Amortization	170.6	131.4
EBITDA	$508.2	$415.9
Restructuring and Related Costs	22.0	36.8
Transaction and Related Costs	89.1	0.7
Impairments and Exit Related Costs	5.6	5.6
Executive Transition Costs	—	1.8
Goodwill Impairment	33.0	10.5
Inventory Step Up	24.3	—
(Gain) Loss on Sale of Assets	(2.5)	0.6
Adjusted Bank EBITDA	$679.7	$471.9

Current Maturities of Long-Term Debt	$4.9	$231.0
Long-Term Debt	1,913.6	840.4
Total Gross Debt	$1,918.5	$1,071.4
Cash	(672.8)	(611.3)
Net Debt	$1,245.7	$460.1

Gross Debt/EBITDA	3.8	2.6
Gross Debt/Adjusted Bank EBITDA	2.8	2.3

Net Debt/EBITDA	2.5	1.1
Net Debt/Adjusted Bank EBITDA	1.8	1.0

FREE CASH FLOW	Three Months Ended		Year Ended
	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
Net Cash Provided by Operating Activities	$99.6	$125.5	$357.7	$435.4
Additions to Property Plant and Equipment	(17.0)	(17.8)	(54.5)	(47.5)
Free Cash Flow	$82.6	$107.7	$303.2	$387.9

GAAP Net Income (Loss) Attributable to Regal Rexnord Corporation	$(4.8)	$50.4	$209.9	$189.3
Goodwill Impairment	33.0	10.5	33.0	10.5
Early Debt Termination Charge	—	—	12.7	—
Loss on Businesses Divested and Impairments	0.5	1.0	5.6	5.2
Tax Effect from Loss on Businesses Divested, Impairments and Early Debt Termination Charge	(0.1)	(0.3)	(4.4)	(1.2)
Adjusted Net Income Attributable to Regal Rexnord Corporation[1]	$28.6	$61.6	$256.8	$203.8

Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation	288.8%	174.8%	118.1%	190.3%

 [1] The Net Income Attributable to Regal Rexnord Corporation is adjusted for the gains and losses on divested businesses and goodwill and asset impairments related to the businesses to be exited and used in the Free Cash Flow Calculation.

ADJUSTED EFFECTIVE TAX RATE	Three Months Ended		Year Ended
	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
Income before Taxes	$8.1	$68.8	$284.6	$250.6
Provision for Income Taxes	11.3	17.3	68.5	56.8
Effective Tax Rate	139.5%	25.1%	24.1%	22.7%

Income before Taxes	$8.1	$68.8	$284.6	$250.6
Restructuring and Related Costs	11.9	14.0	22.0	36.8
Transaction and Related Costs	57.3	0.7	119.0	0.7
Goodwill Impairment	33.0	10.5	33.0	10.5
Inventory Step Up	24.3	—	24.3	—
Intangible Amortization	44.6	11.0	77.4	47.3
Stock Based Compensation	8.7	1.0	20.2	9.2
(Gain) Loss on Sales of Assets	—	—	(2.5)	0.6
Net Loss from Assets Divested/to be Exited	0.5	1.0	5.6	5.6
Executive Transition Costs	—	—	—	1.8
Adjusted Income before Taxes	$188.4	$107.0	$583.6	$363.1

Provision for Income Taxes	$11.3	$17.3	$68.5	$56.8
Tax Effect from Restructuring and Related Costs	2.9	3.4	5.3	8.7
Tax Effect of Transaction and Related Costs	7.4	0.2	22.3	0.2
Tax Effect of Inventory Step Up	6.2	—	6.2	—
Tax Effect of Intangible Amortization	11.1	2.7	19.0	11.5
Tax Effect of Stock Based Compensation	1.7	0.2	4.5	2.2
Tax Effect of (Gain) Loss on Sales of Assets	—	—	(0.6)	0.1
Tax Effect from Net Loss on Assets Divested/to be Exited	0.1	0.3	1.3	1.2
One Time Tax Items	1.3	—	1.3	—
Adjusted Provision for Income Taxes	$42.0	$24.1	$127.8	$80.7

Adjusted Effective Tax Rate	22.3%	22.5%	21.9%	22.2%

ORGANIC SALES GROWTH	Three Months Ended
	January 1, 2022
	Commercial Systems	Industrial Systems	Climate Solutions	Motion Control Solutions	Total Regal Rexnord
Net Sales Three Months Ended Jan 1, 2022	$257.1	$146.7	$265.8	$547.0	$1,216.6
Net Sales from Business Acquired	—	—	—	(348.5)	(348.5)
Impact from Foreign Currency Exchange Rates	(1.2)	(0.6)	0.1	0.6	(1.1)
Organic Sales Three Months Ended Jan 1, 2022	$255.9	$146.1	$265.9	$199.1	$867.0

Net Sales Three Months Ended Jan 2, 2021	$226.4	$139.8	$224.5	$189.8	$780.5
Adjusted Net Sales Three Months Ended Jan 2, 2021	$226.4	$139.8	$224.5	$189.8	$780.5

Three Months Ended Jan 1, 2022 Organic Sales Growth %	13.0%	4.5%	18.4%	4.9%	11.1%
Three Months Ended Jan 1, 2022 Net Sales Growth %	13.6%	4.9%	18.4%	188.2%	55.9%

ORGANIC SALES GROWTH	Year Ended
	January 1, 2022
	Commercial Systems	Industrial Systems	Climate Solutions	Motion Control Solutions	Total Regal Rexnord
Net Sales Year Ended Jan 1, 2022	$1,032.1	$576.3	$1,030.6	$1,171.3	$3,810.3
Net Sales from Business Acquired	—	—	—	(348.5)	(348.5)
Impact from Foreign Currency Exchange Rates	(20.5)	(18.9)	(3.1)	(7.7)	(50.2)
Organic Sales Year Ended Jan 1, 2022	$1,011.6	$557.4	$1,027.5	$815.1	$3,411.6

Net Sales Year Ended Jan 2, 2021	$820.2	$528.8	$846.8	$711.2	$2,907.0
Adjusted Net Sales Year Ended Jan 2, 2021	$820.2	$528.8	$846.8	$711.2	$2,907.0

Year Ended Jan 1, 2022 Organic Sales Growth %	23.3%	5.4%	21.3%	14.6%	17.4%
Year Ended Jan 1, 2022 Net Sales Growth %	25.8%	9.0%	21.7%	64.7%	31.1%